2017 Investor Presentation May 24, 2017 Exhibit 99.1

This document contains information confidential and proprietary to Playa Hotels & Resorts N.V. (“Playa”) and its affiliates. The information may not be used, disclosed or reproduced without the prior written authorization of Playa, and those so authorized may only use the information for the purpose of its evaluation consistent with authorization. Reproduction of any section of this document must include this legend.

Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. You can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in the Company’s Form S-1 registration statement, filed May 1, 2017, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s filings with the SEC. While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. Playa disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this press release, except as required by applicable law. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements). Use of non-GAAP Financial Measures   This presentation includes non-GAAP financial measures, including Adjusted EBITDA. Please refer to our earnings release issued May 8, 2017, which is available on the Investor Relations page of our website, www.playaresorts.com, for detailed definitions of these measures, reconciliations of these measures to the nearest comparable GAAP measures and cautionary information on the use of non-GAAP measures.

2017 INVESTOR PRESENTATION Introduction and Highlights 1 Strong First Quarter Results Despite Shift in Easter Holiday 2 RevPAR Growth of 8.4% and EBITDA Growth of 11.4% 3 Recently Redeveloped Assets Continue to Outperform 4 Successful Refinancing of Term Loan 5 Finalized 2017 Capex Plans for Existing Portfolio 6 Robust & Active Acquisition and Development Pipeline

Growth Prospects

GROWTH PROSPECTS Upcoming Projects and Initiatives 1 Increase Direct-to-Consumer Business 2 Development of Cap Cana Land Site 3 Partnership with Panama Jack & Conversion Projects 4 Ramping Properties Still Show Room for Improvement 5 Internalizing Management of Externally-Managed Assets 6 Other M&A Opportunities

Increase Direct-to-Consumer Business Growth Prospects Direct Distribution Key Initiatives Improve Website Continue to Focus on Higher Value, Lower Cost Third Party Channels Other Direct Initiatives Additional Hyatt Mix Repeat/Loyalty/Club Initiatives Better Conversion Higher Traffic Other Channel Direct Playa Comparables Of which 67% wholesale Increased Marketing Efficiency Illustrative Distribution Cost 23% 15% 21% 17% Illustrative Adjusted EBITDA Improvement $51M $14M $39M

Cap Cana Development Growth Prospects In April 2016, Playa executed an MOU for the acquisition of a 40-acre parcel of land with 1,300 feet of beachfront located in Cap Cana, Punta Cana The proposed project involves the development of a 750-room Hyatt Ziva and Zilara resort $5.6mm deposit currently held in escrow In December 2016, Playa entered into a franchise agreement with Hyatt Hotels Corporation, under which Playa is to receive $8.5mm of key money from Hyatt Expected Closing Date – June 2017

Cap Cana Development Growth Prospects

Cap Cana Development GROWTH PROSPECTS

Cap Cana Development Growth Prospects

Panama Jack Partnership Will Improve ADR & Reduce Distribution Costs Growth Prospects Partnership with Panama Jack with an exclusive licensing agreement, pairing Playa with a well-known, respected global consumer brand that is well positioned to accelerate demand in consumer markets Exclusive to Playa in all current markets in Mexico, Jamaica and the DR as well as throughout the Caribbean Basin & Central America; first Right of refusal elsewhere 10-year term extendable at Playa’s option Signed in November 2016 Goal is to create an exclusive 4-star brand that sits right below the Hyatt offering and will help refresh existing assets (Gran Caribe and Gran Porto) Opportunity to lift ADR and improve distribution through improved direct bookings

Substantial opportunity to grow asset light by adding resorts under management Opportunity to internalize management of 5 Playa resorts currently managed by AMResorts Playa plans to leverage its management platform to add a capital-light growth component to its business model Combines the benefit of owned assets generating robust cash flow with managed assets generating high returns on invested capital Playa is currently pursuing third-party management contracts Contract Internalization Opportunity Successful history of internalization of Barceló and AMResorts contracts: Barceló Los Cabos (2013) Dreams Puerto Vallarta (2014) Dreams Cancύn (2015) Potential savings from management fees Potential upside from internalization of distribution could provide additional high-margin savings Externally Managed Assets Resort Contract Expiration Dreams La Romana 2017 Secrets Capri 2022 Dreams Puerto Aventuras 2022 Dreams Palm Beach 2022 Dreams Punta Cana 2022 Asset-Light Growth Opportunity In $ millions 81% 96% 147% Adjusted EBITDA Growth from Hyatt conversion & management internalization (1) (1) Resorts were all converted to Hyatt Ziva brand by 2016 Hyatt Ziva Los Cabos (formerly Barceló) Hyatt Ziva Puerto Vallarta (formerly Dreams) Hyatt Ziva Cancún (formerly Dreams) Growth Prospects Internalization of Management Contracts

Other M&A Opportunities Growth Prospects Source: TripAdvisor Internationally Branded Unbranded Total Hotels Overview Industry Fragmentation High degree of fragmentation in Playa’s markets with only 19% of hotels under internationally recognized brands Playa intends to acquire resorts that are undermanaged or inappropriately branded and to pursue select development projects Will be only dedicated player in space with access to public equity capital Active pipeline and regularly evaluating acquisition and M&A opportunities Branded 13% 17% 13% 24% 45% 21% 8% 19% Playa Hotels 4 3 1 1 2 1 1 13 Source: TripAdvisor

Current Projects

HYATT ZILARA CANCÚN Project Scope 1 Renovation of Coffee House 2 Relocation and Renovation of Spa 3 Replacement of Lobby FF&E 4 Renovation of Presidential Suite

Hyatt Zilara Cancun Renovation of Coffee House BEFORE AFTER

Hyatt Zilara Cancun Renovation of Coffee House ESTIMATED DATE OF COMPLETION Q3 2017

Hyatt Zilara Cancun Relocation and Renovation of Spa BEFORE AFTER

Hyatt Zilara Cancun Relocation and Renovation of Spa ESTIMATED DATE OF COMPLETION Q4 2017

Hyatt Zilara Cancun Replacement of Lobby Furniture and Fixtures BEFORE AFTER

Hyatt Zilara Cancun Replacement of Lobby Furniture and Fixtures ESTIMATED DATE OF COMPLETION Q4 2017

Hyatt Zilara Cancun Renovation of Presidential Suite BEFORE

Hyatt Zilara Cancun Renovation of Presidential Suite ESTIMATED DATE OF COMPLETION Q4 2017 AFTER

GRAN CARIBE RESORT Project Scope – Conversion to Panama Jack 1 Renovation of Porte-Cochère, Lobby, and Lobby Bar 2 Renovation of Presidential Suite 3 Refurbishment of Rooms 4 Update F&B Outlets 5 Update Public Areas (Spa, Salon, Gym, Corridors, and Kid’s Club) 6 New Pool Bar and Jacuzzi Deck with New Pool Furniture 7 Addition of New Swim-Up Rooms 8 New Airstreams Concept

Gran Caribe Resort Rebranding to Panama Jack (Porte-Cochère) BEFORE AFTER ESTIMATED DATE OF COMPLETION Q4 2017

Gran Caribe Resort Lobby & Front Desk CURRENT PROPOSED RENDER ESTIMATED DATE OF COMPLETION Q4 2017 Replace floor tile New wall paint New furniture New column and ceiling treatment Addition of new coffee shop DETAILS

Gran Caribe Resort Renovation of Presidential Suite BEFORE

Gran Caribe Resort Renovation of Presidential Suite AFTER AFTER ESTIMATED DATE OF COMPLETION Q4 2017 New paint and finishes Refurbished and new furniture New soft goods New bathroom fixtures Refinished doors and carpentry DETAILS

Gran Caribe Resort Refurbishment of Standard Junior Suite BEFORE

Gran Caribe Resort Refurbishment of Standard Junior Suite AFTER ESTIMATED DATE OF COMPLETION Q4 2017 New paint and finishes Refurbished and new furniture New bed base and headboards New soft goods New bathroom fixtures Refinished doors and carpentry DETAILS

Gran Caribe Resort Airstream Concept ESTIMATED DATE OF COMPLETION Q4 2017

GRAN PORTO RESORT Project Scope – Conversion to Panama Jack 1 Renovation of Porte-Cochère, Lobby, and Lobby Bar 2 Refurbishment and Renovation of Rooms 3 Update F&B Outlets 4 Update Public Areas (Spa, Salon, Gym, Corridors, and ) 5 New Roof Terrace and Jacuzzi Deck with New Pool Furniture 6 Addition of New Swim-Up Rooms 7 Renovation of Ballroom and Convention Center 8 New Airstreams Concept

Gran Porto Resort Rebranding to Panama Jack (Porte-Cochère) BEFORE AFTER ESTIMATED DATE OF COMPLETION Q4 2017

Gran Porto Resort Lobby & Front Desk CURRENT PROPOSED RENDER ESTIMATED DATE OF COMPLETION Q4 2017 Replace floor tile New wall paint New furniture New fans and lighting New distribution of front desk and bellstand DETAILS

Gran Porto Resort Lobby Bar CURRENT PROPOSED RENDER ESTIMATED DATE OF COMPLETION Q4 2017 Remove and replace existing bar New wall finish New lighting New furniture Replace flooring New bar equipment DETAILS

Gran Porto Resort Renovation of Standard Suite BEFORE AFTER ESTIMATED DATE OF COMPLETION Q4 2017 Remove and replace existing bar New wall finish New lighting New furniture Replace flooring New bar equipment DETAILS

Gran Porto Resort Airstream Concept ESTIMATED DATE OF COMPLETION Q4 2017

HYATT ZIVA PUERTO VALLARTA Project Scope 1 Blaze Restaurant 2 VIP Club Tower 3 Club Ocean View King 4 Club Ocean View Double 5 Club Ocean Front King 6 Club Ocean Front Double 7 One Bedroom Plunge Pool 8 Presidential Suite 9 Current Projects in Process: Tequila Sports Bar, MelanZane Restaurant, Convention Center Décor, Sunset Bar, Pool Side Pergola

Hyatt Ziva Puerto Vallarta Blaze Restaurant BEFORE AFTER ESTIMATED DATE OF COMPLETION Q4 2017

Hyatt Ziva Puerto Vallarta VIP Club Tower BEFORE AFTER ESTIMATED DATE OF COMPLETION Q4 2017

Hyatt Ziva Puerto Vallarta VIP Club Tower

Hyatt Ziva Puerto Vallarta Club Ocean View King Room BEFORE AFTER ESTIMATED DATE OF COMPLETION Q4 2017

Hyatt Ziva Puerto Vallarta Club Ocean View King Room

Hyatt Ziva Puerto Vallarta Club Ocean View Double Room BEFORE AFTER ESTIMATED DATE OF COMPLETION Q4 2017

Hyatt Ziva Puerto Vallarta One-Bedroom Plunge Pool Room BEFORE AFTER ESTIMATED DATE OF COMPLETION Q4 2017

Hyatt Ziva Puerto Vallarta Presidential Suite BEFORE

Hyatt Ziva Puerto Vallarta Presidential Suite AFTER

Hyatt Ziva Puerto Vallarta Presidential Suite ESTIMATED DATE OF COMPLETION Q4 2017

HYATT ZIVA & ZILARA ROSE HALL Project Scope 1 Zilara Beach Spa 2 Ziva & Zilara Rooms Renovation 3 Ziva Warehouse 4 Ziva Presidential Suite 5 Ziva & Zilara Airport Lounge 6 Ziva & Zilara Fitness Center 7 Ziva Meeting Breakout Rooms

Hyatt Ziva & Zilara Rose Hall Zilara Beach Spa BEFORE

Hyatt Ziva & Zilara Rose Hall Zilara Beach Spa AFTER

Hyatt Ziva & Zilara Rose Hall Zilara Beach Spa ESTIMATED DATE OF COMPLETION Q4 2017

Hyatt Ziva & Zilara Rose Hall Zilara Ocean Front Suite BEFORE

Hyatt Ziva & Zilara Rose Hall Zilara Ocean Front Suite ESTIMATED DATE OF COMPLETION Q4 2017

Hyatt Ziva & Zilara Rose Hall Zilara Ocean Front Suite ESTIMATED DATE OF COMPLETION Q4 2017

Hyatt Ziva & Zilara Rose Hall Zilara Ocean Front Suite ESTIMATED DATE OF COMPLETION Q4 2017

Hyatt Ziva & Zilara Rose Hall Ziva & Zilara King Room BEFORE

Hyatt Ziva & Zilara Rose Hall Ziva & Zilara King Room ESTIMATED DATE OF COMPLETION Q4 2017

Hyatt Ziva & Zilara Rose Hall Ziva & Zilara Double Room BEFORE

Hyatt Ziva & Zilara Rose Hall Ziva & Zilara Double Room ESTIMATED DATE OF COMPLETION Q4 2017

Hyatt Ziva & Zilara Rose Hall Ziva Ocean View Suite BEFORE

Hyatt Ziva & Zilara Rose Hall Ziva Ocean View Suite AFTER

Hyatt Ziva & Zilara Rose Hall Ziva Presidential Suite ESTIMATED DATE OF COMPLETION Q4 2017

Hyatt Ziva & Zilara Rose Hall Ziva & Zilara Fitness Center BEFORE AFTER ESTIMATED DATE OF COMPLETION Q4 2017

Hyatt Ziva & Zilara Rose Hall Ziva & Zilara Fitness Center

Hyatt Ziva & Zilara Rose Hall Ziva & Zilara Airport Lounge BEFORE

Hyatt Ziva & Zilara Rose Hall Ziva & Zilara Airport Lounge AFTER ESTIMATED DATE OF COMPLETION Q4 2017

Hyatt Ziva & Zilara Rose Hall Ziva Meeting Breakout Rooms BEFORE ESTIMATED DATE OF COMPLETION Q3 2017 AFTER

Q1 Financial Update

Consolidated Statistics – Three Months Ended March 31, 2017 Q1 2017 - Total Portfolio 8.4% 2.0% 5.1 pts (1) Represents revenue from the sale of all-inclusive packages, which include room accommodations, food and beverage services and entertainment activities, net of compulsory tips paid to employees in Mexico and Jamaica. Government mandated compulsory tips in the Dominican Republic are not included in this adjustment as they are already excluded from revenue in accordance with U.S. GAAP. USD Millions 8.7% 11.4% Q1 Financial Update 82.3% 87.4%

Refinancing of Term Loan and Partial Redemption of Senior Notes Q1 Financial Update We were successfully able to execute a refinancing of our Term Loan and a subsequent partial redemption of our Senior Notes: Refinancing of our Term Loan with an incremental increase to its current size for a new balance of $530M A decrease in our bonds through a conditional call on a portion ($115M) of the outstanding balance

Oracle System Status Q1 Financial Update Timeline MAR APR MAY JUN JUL AUG SEP OCT NOV DEC JAN FEB MAR Go-Live at Puerto Vallarta and Corporate Transition to Using Oracle for Consolidations Go-Live at all other locations on November 1st No ERP system in place previously The Oracle system implementation has been ongoing for the past 18 months Went live at Hyatt Ziva Puerto Vallarta and Corporate as of April 1st We will transition to using Oracle for Financials Consolidation and Elimination in Q3 CRP2 testing to take place in May and User Acceptance Testing to take Place in June Working towards a go-live at all other properties on November 1st Highlights

Warrant Exchange Ratio of 10 to 1, warrants outstanding for one common share Offer open 20 days, expiring on June 19th at 11:59 pm Offer made to Public & Private Warrant Holders Private holder’s warrant value is higher since there is no forced redemption at $18 like the public warrants Holders of 96% of Private Warrants have already committed to participate in the offer so long as 50% of public warrant holders agree to offer Exchange Offer & Consent Solicitation Warrant Amendment Once 65% of the total warrants (public and private) accept the offer, the Company is permitted to convert any outstanding warrants to common at 0.09 per warrant Since the Private Warrant holders who’ve committed represent 31% of total warrants, we only need ~50% of the public warrant holders to agree to reach the 65% threshold Allows us to greatly simplify our capital structure and provide holders a more liquid security

Investor Outreach Nomura Equity Conference May 16th, 2017 Investor Meeting May 23rd – 24th, 2017 Goldman Sachs Lodging Gaming Restaurant And Leisure Conference June 5th, 2017 Citi's Small & Mid Cap Conference June 8th – 9th, 2017 Recent & Upcoming Equity Events